Summary Prospectus April 30, 2012 as amended October 31, 2012

RETAIL SHARE CLASS: WTSLX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.westcore.com/LiteratureForms/ReportsProspectuses.aspx. You can also get this information at no cost by calling 800.392.CORE (2673), by sending an email request to WestcoreInvest@westcore.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated April 30, 2012, along with the Fund’s most recent annual report dated December 31, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

Westcore Select Fund (the “Fund”) seeks to achieve long-term growth of capital through a limited number of investments in primarily medium-sized companies selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Retail Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.36%
Acquired Fund Fees and Expenses(3)	0.01%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver and Expense Reimbursement(1)	0.00%
Total Annual Fund Operating Expense After Fee Waiver and Expenses Reimbursement(1)	1.02%

(1)

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period.

(2)	Restated to reflect current fees.
(3)

The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund’s prospectus, because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$104	$325	$563	$1,247

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 155% of the average value of its portfolio.

Principal Investment Strategies of the Fund

  The Fund invests in the common stock of 20-35 companies that the team believes have attractive growth prospects.
  The Fund invests primarily in mid-cap companies but may also invest in smaller market capitalization companies. Shareholders should expect the Fund to have a significant overlap with the investments held in the MIDCO Growth Fund.
  The Fund currently considers “medium-sized companies” to be companies whose market capitalizations, at the time of purchase, are similar in size to those included in its benchmark index, the Russell Midcap Growth Index. The team maintains a specific range to further narrow the universe of mid cap companies which is within the parameters of the benchmark index range. As of the most recent “reconstitution” of the benchmark index on May 31, 2011, the benchmark capitalization range was $1.6 billion to $18.3 billion. A specific range for the smaller cap companies is also defined by the Fund’s portfolio management team. As of March 31, 2012, the weighted average market capitalization of the benchmark index was approximately $8.8 billion as compared to approximately $6.8 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  The Fund’s portfolio management team implements an investment strategy through a combination of quantitative sector-specific screening and independent fundamental research. The team constructs a portfolio designed to generate alpha primarily through stock selection.
  A proprietary valuation model is created for all potential investments in order to identify the key drivers of earnings and cash flow and to gauge embedded expectations implied in a stock’s current price. The team focuses its research on understanding what impacts these drivers and determining how its estimates differ from market expectations.
  With respect to portfolio structure, the team maintains exposure to several sectors, however due to the limited number of holdings in the Fund, it is expected that the variance in sector weights as compared to the benchmark may be significant. The team maintains guidelines to monitor this variance.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Non-Diversification Risk. The Fund is non-diversified. This means it may invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on the net asset value than if the Fund held a greater number of issues. Therefore, the Fund may be more volatile than diversified funds.
  Indirect Foreign Exposure Risk.  Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Retail Class - Calendar Year Total Returns as of December 31 (%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Select Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(10.61)%	4.49%	5.61%
Return After Taxes on Distributions	(10.76)%	3.88%	5.30%
Return After Taxes on Distributions and Sale of Fund Shares	(6.84)%	3.55%	4.76%
Russell Midcap Growth Index (reflects no deduction for
fees, expenses, or taxes)	(1.65)%	2.44%	5.28%

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Mitch S. Begun, CFA
Partner, Director of Mid-Cap Growth Research – Denver Investments; Lead Portfolio Manager of the Fund	April 30, 2010
F. Wiley Reed, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Lead Portfolio Manager of the Fund	April 30, 2010
Adam C. Bliss
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2010
Brian C. Fitzsimons, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2010
Jeffrey J. Loehr, CFA
Partner, Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2010

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax.

Financial Intermediary Compensation - Payments to Broker Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PAGE 4
WC702